SECURITIES PURCHASE AGREEMENT

                                   RELATING TO

                SERIES A CONVERTIBLE PREFERRED PARTNERSHIP UNITS

                                       of

                       VININGS INVESTMENT PROPERTIES, L.P.

                                  by and among

                      VININGS INVESTMENT PROPERTIES TRUST,

                       VININGS INVESTMENT PROPERTIES, L.P.

                                       and

                           THE PURCHASERS NAMED HEREIN

                           Dated as of April 29, 1999



                                                  TABLE OF CONTENTS


Section                                                                                                        Page
1.       Agreement to Sell and Purchase the Preferred Units.......................................................1
2.       Closing of Sale of Preferred Units.......................................................................1
3.       Conditions to Closing....................................................................................2

         3.1.     Conditions Precedent to Obligations of the Purchasers on the Closing Date.......................2
                  -------------------------------------------------------------------------
                  (a)  Representations and Warranties.............................................................2
                       ------------------------------
                  (b)  Performance................................................................................2
                       -----------
                  (c)  Proceedings and Documents..................................................................2
                       -------------------------
                  (d)  Registration Rights Agreement..............................................................2
                       -----------------------------
                  (e)  Related Matters............................................................................2
                       ---------------
                  (f)  Title and Legal Compliance.................................................................2
                       --------------------------
         (g)      Additional Certificates.........................................................................3
         3.2.     Conditions Precedent to Obligations of the Operating Partnership on the Closing Date............3

                  (a)  Representations and Warranties.............................................................3
                  (b)  Performance................................................................................3

4.       Representations, Warranties and Covenants of the REIT and the Operating Partnership......................3
         -----------------------------------------------------------------------------------
         4.1.     Organization and Qualification; Authority.......................................................3
                  -----------------------------------------
         4.2.     Corporate and Governmental Authorization; No Contravention......................................4
                  ----------------------------------------------------------
         4.3.     Validity and Binding Effect.....................................................................5
                  ---------------------------
         4.4.     Capitalization..................................................................................5
                  --------------
         4.5.     Use of Proceeds.................................................................................5
                  ---------------
         4.6.     Qualification of the REIT.......................................................................5
                  -------------------------
         4.7.     Qualification of the Operating Partnership......................................................5
                  ------------------------------------------
         4.8.     Bankruptcy, etc.................................................................................6
                  ----------------
         4.9.     Private Offering................................................................................6
                  ----------------
         4.10.    Purchase of Additional Properties...............................................................6
                  ---------------------------------
         4.11.    Right of First Refusal..........................................................................7
                  ----------------------
5.       Representations, Warranties and Covenants of the Purchasers..............................................7
         5.1.     Purchase for Investment; Source of Funds........................................................7
         5.2.     Conversion to Preferred Shares..................................................................8

6.       Restrictions on Transfer.................................................................................8
         6.1.     Restrictive Legends.............................................................................8
         6.2.     Transfers; Opinions of Counsel..................................................................8

7.       Miscellaneous............................................................................................9
         -------------
         7.1.     Survival of Representations and Warranties; Severability........................................9
                  --------------------------------------------------------
         7.2.     Amendment and Waiver............................................................................9
                  --------------------
         7.3.     Notices, Etc....................................................................................9
                  ------------
         7.4.     Successors and Assigns.........................................................................10
                  ----------------------
         7.5.     Descriptive Headings...........................................................................10
                  --------------------
         7.6.     Satisfaction Requirement.......................................................................10
                  ------------------------
         7.7.     GOVERNING LAW..................................................................................10
                  -------------
         7.8.     Counterparts...................................................................................10
                  ------------
8.       Definitions.............................................................................................10



                                  EXHIBITS

EXHIBIT A    --       Form of Registration Rights Agreement
EXHIBIT B    --       Form of Amendment to the Agreement of Limited Partnership
EXHIBIT C    --       Description of the Heritage Transaction




                          SECURITIES PURCHASE AGREEMENT
                          =============================


         SECURITIES PURCHASE AGREEMENT dated as of April 29, 1999 among VININGS INVESTMENT PROPERTIES TRUST, a Massachusetts business trust (the "REIT"), VININGS INVESTMENT PROPERTIES, L.P., a Delaware limited partnership (the "Operating Partnership," and together with the REIT, unless the context otherwise indicates, the "Companies"), and the purchasers listed on the signature page hereto (each a "Purchaser," and collectively, the "Purchasers"). Unless otherwise defined, capitalized terms used in this Agreement are defined in Section 7; references to an "Exhibit" are, unless otherwise specified, to an Exhibit attached to this Agreement; references to a "Section" are, unless otherwise specified, to a section of this Agreement.

         In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Companies and the Purchasers respectively agrees with each such other party, as follows:

         1.       AGREEMENT TO SELL AND PURCHASE THE PREFERRED UNITS.

                  1.1. At the Closing provided for in Section 2, the Operating Partnership will issue and sell to the Purchasers and, subject to the terms and conditions of this Agreement, the Purchasers will purchase from the Operating Partnership, up to an aggregate of Two Million Fifty Thousand (2,050,000) of Operating Partnership Series A Convertible Preferred Partnership Units (the "Preferred Units"). Each Purchaser shall purchase the number of Preferred Units set forth opposite such Purchaser's name on the signature pages hereto.

                  1.2. The cash purchase price for the Preferred Units is $4.25 per Preferred Unit.

         2. CLOSING OF SALE OF PREFERRED UNITS. The purchase and delivery of the Preferred Units to be purchased by the Purchasers shall take place at the offices of the Companies, 3111 Paces Mill Road, Suite A-200, Atlanta, Georgia, at a closing (the "Closing") on April 30, 1999 or at such other place or on such other date as the Purchasers and the Companies may agree upon (such date on which the Closing shall have actually occurred, the "Closing Date"). At the Closing, the Operating Partnership will deliver or cause to be delivered to each Purchaser the Preferred Units to be purchased by it against payment of the purchase price therefor. Payment of the purchase price by the Purchasers shall be by wire transfer to an account designated by the Operating Partnership to the Purchasers in writing at least one business day prior to the Closing. If at the Closing (i) the Operating Partnership fails to tender to a Purchaser any of the Preferred Units to be purchased as provided in this Section 2, or (ii) such Purchaser fails to tender the cash purchase price for the Preferred Units to the Operating Partnership, such Purchaser or the Operating Partnership, as the case may be, shall, at its or their election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights each may have by reason of such failure or such non-fulfillment.


         3.       CONDITIONS TO CLOSING.

                  3.1. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASERS ON THE CLOSING DATE. The Purchasers' obligation to purchase and pay for the Preferred Units to be sold to it at the Closing is subject to the fulfillment prior to or at the Closing of the following conditions, any or all of which may be waived in writing at the option of the Purchasers:

                           (a)  REPRESENTATIONS AND WARRANTIES.  The repres-
entations and warranties of the REIT and the Operating

Partnership contained in Section 4 hereof shall be correct in all material respects at the time of the Closing, after giving effect to the sale of the Preferred Units, except that any representations and warranties that relate to a particular date or period shall be true in all material respects as of such date or period.

                           (b)  PERFORMANCE.  Each of the REIT and the Operating
Partnership shall have performed and complied in

all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

                           (c)   PROCEEDINGS   AND  DOCUMENTS.   All  corporate,
partnership and other proceedings contemplated by this Agreement and the other Transaction Documents shall be satisfactory to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchasers or their counsel may reasonably request.

                           (d)  REGISTRATION RIGHTS AGREEMENT.  Simultaneously
with or prior to the issuance and sale to the Purchasers of the Preferred Units to be purchased by the Purchasers at the Closing, the REIT and the Purchasers shall have entered into the Registration Rights Agreement substantially in the form of Exhibit A, the Purchasers shall have received a fully-executed counterpart of the Registration Rights Agreement, such agreement shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived.

                           (e)  RELATED MATTERS.  As of the Closing, each of (i)
the REIT's Charter Documents and (ii) the Operating Partnership's Partnership Documents shall not have been modified or amended since the date such documents were delivered to the Purchasers by the REIT and Operating Partnership, except for any such amendment to the Operating Partnership's Partnership Agreement, as is contemplated or necessitated by this transaction, substantially in the form of Exhibit B.

                           (f) TITLE AND LEGAL COMPLIANCE.  As of the Closing,
(i) the Operating Partnership will be able to acquire good and marketable title to each Portfolio Property, subject only to Permitted Title
Exceptions, (ii) the title and survey conditions of each Portfolio Property furnished to the Purchasers shall be satisfactory to the Purchasers; (iii) the Properties shall be in compliance with all applicable state and municipal laws, laws or regulations of any Governmental Authority, including zoning and building codes, laws and regulations, and all applicable environmental laws and regulations, except for those violations that, when taken together, could not be reasonably expected to have a Material Adverse Effect.


                           (g) ADDITIONAL CERTIFICATES.  The Purchasers shall
have received a certificate, dated the Closing Date, from each of the Secretary (or Assistant Secretary) of the REIT and the general partner of the Operating Partnership, (i) certifying as true, complete and correct their Charter Documents and Partnership Documents (as appropriate) and resolutions relating to the transactions contemplated hereby attached thereto, (ii) as to the absence of proceedings or other action for dissolution, liquidation or reorganization of any of the REIT, the Operating Partnership or the Subsidiaries, (iii) as to the incumbency and specimen signatures of officers who shall have executed instruments, agreements and other documents in connection with the transactions contemplated hereby, (iv) as to the effect that certain agreements, instruments and other documents are in the form approved in the resolutions referred to in clause (i) above, (v) as to certain tax matters regarding each of the REIT and the Operating Partnership, and (vi) covering such other matters, and with such other attachments thereto, as counsel to the Purchasers may reasonably request at least three business days before the Closing Date, which certificate and attachments thereto shall be satisfactory in form and substance to the Purchasers.

                  3.2. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE OPERATING PARTNERSHIP ON THE CLOSING DATE. The Operating Partnership's obligation to issue the Preferred Units at the Closing is subject to the fulfillment prior to or at the Closing of the following conditions, any or all of which may be waived in writing at the option of the Operating Partnership:

                           (a)  REPRESENTATIONS AND WARRANTIES.  The
representations and warranties of the Purchasers in Section 5 hereof shall be correct in all material respects at the time of the Closing, after giving effect to the purchase of the Preferred Units, except that any representations and warranties that relate to a particular date or period shall be true in all material respects as of such date or period.

                           (b) PERFORMANCE.  Each Purchaser shall have performed
and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with prior to or at the Closing.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE REIT AND THE OPERATING PARTNERSHIP. In order to induce the Purchasers to purchase the Preferred Units, the REIT and the Operating Partnership each hereby jointly and severally make the representations, warranties and covenants set forth in this
Section 4, with such exceptions as are specifically set forth in a letter delivered by the Companies to the Purchasers prior to the execution of this Agreement (the "Disclosure Letter," which Disclosure Letter shall be appended to and shall be deemed to be part of this Agreement).

                  4.1. ORGANIZATION AND QUALIFICATION; AUTHORITY.

                           (a)      Each of the REIT and the Subsidiaries is a
corporation duly incorporated or trust, partnership or limited partnership duly formed and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has full corporate, trust, or partnership power and authority to own and lease its respective properties and carry on its respective business as presently conducted, is duly qualified, registered or licensed as a foreign corporation, trust, partnership or limited partnership to do business and is in good standing in each jurisdiction in which the ownership or leasing of its respective properties or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure so to qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), assets, business or results of operations of the REIT and the Subsidiaries on a consolidated basis (a "Material Adverse Effect"). The REIT has heretofore made available to the Purchasers' counsel complete and correct copies of the Declaration of Trust and of the by-laws of the REIT, each as amended and restated to date and as presently in effect (collectively, the "Charter Documents").

                           (b)   The   Operating   Partnership   is  a   limited
partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, has full partnership power and authority to own and lease its properties and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign limited partnership to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. The Operating Partnership has heretofore made available to the Purchasers' counsel complete and correct copies of its Partnership Agreement and certificate of limited partnership, each as amended and restated to date and as presently in effect (collectively, the "Partnership Documents").

                  4.2. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the REIT, the Operating Partnership and the Subsidiaries of the Transaction Documents to which they are a party and all other instruments or agreements to be executed in connection herewith or therewith and the issuance and sale to (and the purchase hereunder by) the Purchasers of the Preferred Units pursuant to this Agreement
(a) are within the REIT's, the Operating Partnership's and the Subsidiaries' respective corporate or partnership powers; (b) have been duly authorized by all necessary corporate or partnership action on the part of the REIT, the Operating Partnership and each such Subsidiary; (c) do not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation of any Governmental Authority, (ii) the Charter Documents or Partnership Documents of the REIT, the Operating Partnership or any of the Subsidiaries,
(iii) any material agreement (or require the consent of any Person under any material agreement that has not been made or obtained) to which the REIT, the Operating Partnership or any of the Subsidiaries are a party, or (iv) any judgment, injunction, order, decree or other instrument binding upon the REIT, the Operating Partnership, any of the Subsidiaries or any of their respective properties, except where such contravention, default or violation would not have a Material Adverse Effect; and (d) do not and will not result in the creation or imposition of any Lien on any asset of the REIT, the Operating Partnership or any of the Subsidiaries, except where the creation or imposition of such Lien would not have a Material Adverse Effect. The Preferred Units have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, free and clear of all liens, encumbrances, equities or claims of any nature whatsoever.


                  4.3. VALIDITY AND BINDING EFFECT. Each of the Transaction Documents to which it is a party has been duly executed and delivered by each of the REIT and the Operating Partnership and is a valid and binding agreement of the REIT and the Operating Partnership, as applicable, enforceable against the REIT, the Operating Partnership, as applicable, in accordance with its terms.

                  4.4. CAPITALIZATION.

                           (a)      As of April 29, 1999, the Operating
Partnership had no Series A Preferred Partnership Units and 1,343,171 common partnership units of limited and general partnership interest issued and outstanding.

                           (b)  Except as  disclosed  in the SEC  Filings or the
Partnership Agreement, as of the Closing Date, there are no outstanding subscriptions, options, warrants, rights, convertible or exchangeable securities or other agreements or commitments of any character obligating the REIT or the Operating Partnership to issue any securities. As of the
Closing  Date,   there  are  no  voting  trusts  or  other   agreements  or
understandings to which the REIT, the Operating Partnership or the Subsidiaries are a party with respect to the voting of the Capital Stock or Partnership Interests of the REIT, the Operating Partnership or the Subsidiaries, as the case may be. Except as contemplated by the Registration Rights Agreement and the Existing Rights Agreements, neither the REIT, the Operating Partnership nor any of the Subsidiaries has entered into any agreement to register their equity or debt securities under the Securities Act.

                  4.5. USE OF PROCEEDS. The Operating Partnership agrees to use the net proceeds of the Preferred Units to consummate the Portfolio Transaction.

                  4.6. QUALIFICATION OF THE REIT. The REIT is organized and operates, and currently intends to continue to operate, in a manner so as to qualify as a "real estate investment trust" under Sections 856 through 860 of the Code. So long as twenty percent (20%) of the Capital Preferred Units issued pursuant to this Agreement remain outstanding, and subject to the discretion of the Board of Trustees contained in the Second Amended and Restated Declaration of Trust of the REIT, dated February 6, 1995, as amended, the REIT shall continue to operate in a manner so as to qualify as a "Real Estate Investment Trust" under Sections 856-860 of the Code.

                  4.7. QUALIFICATION OF THE OPERATING PARTNERSHIP. The Operating Partnership is organized as a partnership and is treated for federal income tax purposes, and intends to continue to be treated as a partnership and not as a corporation or as an association taxable as a corporation, and so long as twenty percent (20%) of the Preferred Units issued pursuant to this Agreement remain outstanding, the Operating Partnership shall continue to be treated as a partnership for federal income tax purposes. The Operating Partnership intends for the allocations of profit and loss pursuant to the Partnership Agreement to have substantial economic effect within the meaning of Section 704(b) of the Code and the regulations promulgated thereunder.

                  4.8. BANKRUPTCY, ETC. So long as twenty percent (20%) of the Preferred Units issued pursuant to this Agreement are outstanding, neither the Operating Partnership nor the REIT shall: (a) petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Operating Partnership or the REIT, as the case may be, or any substantial part of the assets of the Operating Partnership or the REIT; (b) commence any case or other proceeding relating to the Operating Partnership or the REIT under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect; (c) take any action to authorize or in furtherance of any of the foregoing; or (d) if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Operating Partnership or the REIT, as applicable, indicate its approval thereof, consent thereto or acquiescence therein, without the prior written consent of the Purchasers, which consent shall not be unreasonably withheld.

                  4.9. PRIVATE OFFERING. No form of general solicitation or general advertising, including, but not limited to, advertisements, articles, notices or other communications, published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, was used by the REIT, the Operating Partnership or any of the Subsidiaries or any of the REIT's, Operating Partnership's or such Subsidiary's representatives, or, to the knowledge of the REIT or the Operating Partnership, any other Person acting on behalf of the REIT, the Operating Partnership or any of the Subsidiaries, in connection with the offering of the Preferred Units being purchased under this Agreement or under any other Transaction Document, if any. The REIT and the Operating Partnership further represent to the Purchasers that, subject to the accuracy of the representations of the Purchasers as set forth in
Section 5 hereof, it is not necessary in connection with the offer, sale and delivery of the Preferred Units in the manner contemplated by this Agreement to register the offer and sale of the Preferred Units under the Securities Act.

                  4.10. PURCHASE OF ADDITIONAL PROPERTIES. So long as twenty percent (20%) of the Preferred Units issued pursuant to this Agreement are outstanding, neither the Operating Partnership nor any Subsidiary shall purchase any material real property, other than the Portfolio Properties, without the prior written consent of such Purchaser, which cannot be unreasonably withheld, unless the following acquisition guidelines have been met: (a) the property shall be used or intended to be used by the Operating Partnership for multifamily residential purposes; (b) any securities issued by the REIT, the Operating Partnership or any Subsidiary in exchange for such property shall be issued at fair market value, provided that any price negotiated with the sellers of such property in an arm's length third party transaction shall be deemed to be fair market value for such security; and (c) the Trustees shall have concluded that such property will produce positive net operating income, after allocating reasonable reserves, upon acquisition by the Operating Partnership. So long as twenty percent (20%) of the Preferred Units issued pursuant to this Agreement are outstanding, without the prior written consent of such Purchaser which shall not be unreasonably withheld, after the Closing Date neither the REIT nor any Subsidiary of the REIT shall acquire any material real property other than indirectly through an acquisition or real property by the Operating Partnership or its Subsidiaries.

                  4.11. RIGHT OF FIRST REFUSAL. So long as twenty percent (20%) of the Preferred Units issued pursuant to this Agreement are outstanding, each Purchaser (an "Eligible Purchaser") shall have the right of First Refusal set forth in this Section 4.11 on a pro rata basis in accordance with the number of Preferred Units or Preferred Shares owned by each such Purchaser. Whenever the REIT or the Operating Partnership proposes to sell equity securities solely for cash it shall notify the Eligible Purchaser in writing (a "Sale Notice") of the rights, preferences, terms, purchase price and number of securities proposed to be sold at least ten (10) business days prior to the proposed sale. Each Eligible Person shall have the right to purchase a pro rata portion of such securities, based on the number of Preferred Units or Preferred Shares owned by such Eligible Purchaser, on the terms proposed by the Companies by delivering a written notice of acceptance to the REIT, together with a nonrefundable cash deposit in the amount of ten percent (10%) of the purchase price of the securities to be purchased by the Eligible Purchaser, within five (5) days of the Eligible Purchaser's receipt of Sale Notice. Any securities to be purchased by Eligible Holders shall be paid for by the Eligible Purchasers and issued by the Companies on the closing established by the REIT. If any Eligible Purchaser fails to pay the full purchase price for all securities it has elected to purchase on the designated closing date, such purchaser shall forfeit its entire deposit and shall have no further rights under this Section 4.11 with respect to the currently proposed or any further issuance of equity securities. Any equity securities that the Eligible Purchasers have not elected to purchase or have failed to purchase may be offered and sold by the Companies on terms no less favorable to the Companies than the terms on which such securities were offered to the Eligible Purchasers. Notwithstanding anything herein to the contrary, no Eligible Purchaser may exercise its rights under this Section 4.11 if to do so would violate any law, rule or regulation or would result in the Eligible Purchaser owning shares in excess of the ownership limits in the REITs Charter Documents.

                  5. Representations, Warranties and Covenants of the Purchasers. In order to induce each of the REIT and the Operating Partnership to sell the Preferred Units, each Purchaser hereby severally makes the representations and warranties set forth in this Section 5 with respect to itself:

                  5.1.     Purchase for Investment; Source of Funds.

                           (a)      Such Purchaser is an "accredited investor"
as defined in Regulation D under the Securities Act and that it is purchasing the Preferred Units for its own account for independent purposes and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Preferred Units. Such Purchaser understands and agrees that the Preferred Units have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from such registration is available.

                           (b) Such  Purchaser  has full power and authority and
has taken all action necessary to authorize it to enter into and perform its obligations under the Transaction Documents and all other documents or instruments contemplated hereby. The Transaction Documents are the legal, valid and binding obligation of such Purchaser, and are enforceable in accordance with their terms.

                  5.2. CONVERSION TO PREFERRED SHARES. If at any time the REIT, in its sole discretion, creates a class or series of Preferred Shares, each Purchaser shall exchange each Preferred Unit held by such Purchaser for one Preferred Share, without additional consideration, at the request of the REIT; provided that such conversion would not adversely affect the rights, obligations, preferences or economic benefits that the Purchaser would otherwise be entitled to if the Preferred Units were retained.

         6.       RESTRICTIONS ON TRANSFER.

                  6.1. Restrictive Legends. Except as otherwise permitted by this Section 6, each certificated Preferred Unit issued pursuant to this Agreement shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE.
          SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

         Each of the Companies shall maintain a copy of this Agreement and any amendments thereto on file in their respective principal offices, and will make such copy available during normal business hours for inspection to any party thereto or will provide such copy to the Purchasers upon its or their request.

         Whenever the legend requirements imposed by this Section 6.1 shall terminate, as provided in Section 6.2, the respective holders of Preferred Units for which such legend requirements have terminated shall be entitled to receive from each of the Companies, at the Companies' expense, Preferred Units without such legend.

                  6.2. TRANSFERS; OPINIONS OF COUNSEL. The Preferred Units may not be transferred by the Purchasers without the prior written consent of the Operating partnership, which consent shall not be unreasonably withheld. Each holder of Preferred Units (a "Restricted Security"), further agrees with respect to any permitted transfer of such Restricted Security to give to the Operating Partnership, (a) written notice describing the transferee and the circumstances, if any, necessary to establish the availability of an exemption from the registration requirements of the Securities Act or any state law and (b) upon reasonable request by the Operating Partnership, to such transferring holder, an opinion from counsel reasonably satisfactory to the Operating Partnership (at the expense of such holder), in form and substance reasonably satisfactory to the Operating Partnership, to the effect that the proposed transfer of such Restricted Security may be effected without registration of such Restricted Security under the Securities Act or any state law. If for any reason the Operating Partnership, (after having been furnished with the opinion required to be furnished pursuant to this Section 6.2) shall fail to notify such holder within five (5) business days after such holder shall have delivered such notice and opinion to the Operating Partnership, that, in its or its counsel's opinion, the transfer may not be legally effective (the "Illegal Transfer Notice"), such holders shall thereupon be entitled to transfer the Restricted Security to such permitted transferee as proposed. If the holder of a certificated Restricted Security delivers to the Operating Partnership an opinion of counsel from counsel reasonably satisfactory to the Operating Partnership in form and substance reasonably satisfactory to the Operating Partnership, that subsequent transfers of such Restricted Security will not require registration under the Securities Act or any state law, the Operating Partnership, will promptly after such contemplated transfer deliver new certificates for such Restricted Security which do not bear the Securities Act legend set forth in Section 6.1 above. The restrictions imposed by this Section 6 upon the transferability of any particular Restricted Security shall cease and terminate when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 promulgated under the Securities Act. The holder of any certificated Restricted Security as to which such restrictions shall have terminated shall be entitled to receive from the Operating Partnership, a new security of the same type but not bearing the restrictive Securities Act legend set forth in Section 6.1 and not containing any other reference to the restrictions imposed by this Section 6. Notwithstanding any of the foregoing, no opinion of counsel will be required to be rendered pursuant to this Section 6.2 with respect to the transfer of any certificated securities on which the restrictive legend has been removed in accordance with this Section 6.2. As used in this Section 6.2, the term "transfer" encompasses any sale, transfer or other disposition of any securities referred to herein.

         7.       MISCELLANEOUS.

                  7.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND COVENANTS; SEVERABILITY. Except as otherwise set forth in Sections 4.6, 4.7, 4.8, 4.10 and 4.11, the representations and warranties contained in this Agreement and the Transaction Documents or made in writing by or on behalf of the Companies or the Purchasers in connection with the transactions contemplated by this Agreement or the Transaction Documents shall survive the execution and delivery of this Agreement for a period of one (1) year. Additionally, the provisions of Section
6.2 shall survive the execution and delivery of this Agreement without limitation as to time. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  7.2. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the Purchasers and each of the Companies.

                  7.3. NOTICES, ETC. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to any Purchaser, at the address set forth on such Purchaser's signature page hereto or such other address as such Purchaser shall have furnished to the Companies in writing, or (b) if to any other holder of any Preferred Units, at such address as such other holder shall have furnished to the Companies in writing, or, until any such other holder so furnishes to the Companies an address, then to and at the address of the last holder of such Preferred Units who has furnished an address to the Companies, or
(c) if to the Companies, at the address set forth at the beginning of this Agreement, to the attention of President, or at such other address, or to the attention of such other officer, the Companies shall have furnished to the Purchasers and each such other holder in writing. This Agreement and the other Transaction Documents and all documents delivered in connection herewith or therewith embody the entire agreement and understanding between the Purchasers and the Companies and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  7.4. SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement and the other Transaction Documents shall inure to the benefit of and shall be binding only upon the parties to this Agreement. No transfer or assignment of the rights and privileges herein conferred upon the Purchasers shall be effective, and such right and privileges shall not extend to or be vested in, or become a right of, any transferee or assignee, without the prior written consent of the Companies, which may be withheld in their sole and absolute discretion.

                  7.5. DESCRIPTIVE HEADINGS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  7.6. SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to a particular party, the determination of such satisfaction shall be made by such party, as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

                  7.7. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

                  7.8. COUNTERPARTS.    This   Agreement   may   be   executed
simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         8. DEFINITIONS. As used herein the following terms have the following respective meanings:

                  "1934 Act," means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, as from time to time amended.

                  "Affiliate," except as otherwise defined in this Agreement, means with respect to any Person any other Person directly or indirectly controlling or controlled by or under common control with such first Person or any of its Subsidiaries, provided that, for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

                  "Agreement"  means this  Agreement,  as  amended,  modified or
supplemented  from  time  to  time,  together  with  any  exhibits,   schedules,
appendices or other attachments thereto.

                  "Agreement of Purchase and Sale" shall mean, with respect to any Portfolio Property, that certain Amended and Restated Agreement of Purchase and Sale, dated February 15, 1999, as the same may be further amended, restated or modified from time to time, that relates to the purchase and sale of such Portfolio Property.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participation, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrant or options exchangeable for or convertible into such capital stock.

                  "Charter   Documents"   means   certificates  or  articles  of
incorporation, declaration of trust, by-laws or other equivalent organizational documents, each as amended and restated to date and presently in effect.

                  "Closing" has the meaning ascribed thereto in Section 2 hereof.

                  "Closing Date" has the meaning ascribed thereto in Section 2 hereof.

                  "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Companies" has the meaning ascribed thereto in the introduction hereof.

                  "Company Counsel" means Goodwin, Procter, Hoar LLP.

                  "Company Indemnified Party" has the meaning ascribed thereto in Section 8.1(b) hereof.

                  "Declaration of Trust" means the Declaration of Trust of the REIT, as amended to date and presently in effect.

                  "Disclosure Letter" has the meaning ascribed thereto in
Section 4 hereof.

                  "Existing Rights Agreements" means, collectively, each registration rights agreement and registration rights and lock-up agreement by and among the REIT and the parties named therein, as filed as exhibits to the REIT's SEC Filings and listed in the Disclosure Letter.

                  "General Partner's Certificate" means a certificate executed on behalf of the Operating Partnership by its general partner.

                  "Governmental Authority" means any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

                  "Heritage Transaction" shall mean the direct or indirect purchase by the Operating Partnership of any interest in the Portfolio Properties.

                  "Illegal Transfer Notice" has the meaning ascribed thereto in
Section 6.2 hereof.

                  "Lien" means any mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, trust receipt or other title retention agreement with respect to any Property or asset of such Person.

                  "Losses" has the meaning ascribed thereto in Section 8.1(a) hereof.

                  "Material Adverse Effect" has the meaning ascribed thereto in
Section 4.1(a) hereof.

                  "Officer's Certificate" means a certificate executed on behalf of the REIT by any authorized officer of the REIT.

                  "Operating Partnership" has the meaning ascribed thereto in the introduction hereof.

                  "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated June 30, 1997, as amended.

                  "Partnership  Amendment"  means  the  Sixth  Amendment  to the
Partnership   Agreement  by  and  between  the  Operating  Partnership  and  the
Purchasers.

                  "Partnership Documents" means partnership, limited partnership, limited liability company agreements and operating agreements, each as amended and restated to date and presently in effect, and certificates required to be filed in such entities' state of organization or formation.

                  "Partnership Interests" means, with respect to any Person, any and all shares, units, interests, participation rights in or other equivalents of such person's interest in the Operating Partnership or any of the Operating Partnership's or the REIT's subsidiary partnerships, limited partnerships or limited liability companies, including without limitation, the Series A Preferred Partnership Units of the Operating Partnership.

                  "Permitted Title Exceptions" shall mean, with respect to any Portfolio Property, those "Permitted Title Exceptions" enumerated in Article 6 of the Agreement of Purchase and Sale for such Portfolio Property.

                  "Person" means any individual, corporation, limited or general partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Portfolio Property" means any one of the properties constituting the Heritage Transaction as described in Article II of the Agreement of Purchase and Sale relating thereto, and "Portfolio Properties" shall mean all of the 17 multifamily properties constituting the Heritage

Transaction  and described on Exhibit C hereto which are being  purchased by the
Property  Partnerships,   whether  directly  or  indirectly,   in  the  Heritage
Transaction.

                  "Preferred Shares" means the preferred shares of beneficial interest, $.01 par value per share, of the REIT, that have the same economic rights as the Preferred Units issued pursuant to the terms of this Agreement, to the extent that an amendment to the Charter Documents permitting the creation of the Preferred Shares is approved by the shareholders of the REIT.

                  "Preferred Units" has the meaning ascribed thereto in Section 1 hereof.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Property Partnership" has the meaning ascribed to the term "Purchaser" in Article I of the Agreement of Purchase and Sale for a particular Portfolio Property, and "Property Partnerships" shall mean collectively each Property Partnership purchasing a Portfolio Property in the Heritage Transaction.

                  "Purchaser" and "Purchasers" have the meaning ascribed thereto in the introduction hereof.

                  "Registration Rights Agreement" means the registration rights agreement by and between the REIT and the Purchasers, as amended or supplemented from time to time in accordance with the terms thereof.

                  "REIT" has the meaning ascribed thereto in the introduction hereof.

                  "Restricted Security" has the meaning ascribed thereto in
Section 6.2 hereof.

                  "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

                  "Rule 144A" means Rule 144A as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

                   "SEC Filings" means official filings of the REIT filed with the Commission in accordance with the Securities Act and the 1934 Act with respect to events occurring, or periods ending on or after December 31, 1997.

                  "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission promulgated thereunder, as from time to time amended.

                  "Series  A  Preferred   Partnership   Units"  means  Series  A
Preferred Partnership Units of limited partnership interest of the Operating Partnership to be created by the Partnership Amendment.

                  "Subsidiaries" means subsidiary corporations, partnerships, limited partnerships, joint ventures and limited liability companies which are directly or indirectly at least majority owned by the REIT or the Operating Partnership, including, unless the context requires otherwise, the Operating Partnership.

                  "Transaction Documents" means, collectively, this Agreement, the Registration Rights Agreement, the Partnership Amendment and any and all agreements, certificates, instruments and other documents contemplated thereby or executed and delivered in connection therewith.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.



VININGS INVESTMENT PROPERTIES TRUST,
a Massachusetts business trust

By: /s/ Peter D. Anzo
----------------------------------
Peter D. Anzo
President and Chief Executive Officer



VININGS INVESTMENT PROPERTIES, L.P.,
a Delaware limited partnership

By: VININGS INVESTMENT PROPERTIES TRUST

By:/s/ Peter D. Anzo
-----------------------------------
Peter D. Anzo
President and Chief Executive Officer

Accepted and agreed as of the
date first written above:

KINDER GELT, L.P.

By:      ECI Properties, Inc.
         General Partner

 By:/s/ Henry Hirsch
-----------------------------                Series A Preferred Partnership
 Name:    Henry Hirsch                       Units of Vinings
 Title:   President                          Investment Properties, L.P.

Address: Kinder Gelt, L.P..                  Number of Units:  588,235
         2700 Delk Road, Suite 100
         Marietta,  Georgia  30067           Cash Purchase Price Per Unit: $4.25

         Telephone:  (770) 952-1400          Total Purchase Price:   $2,500,000
         Telecopier: (770) 952-5922



Accepted and agreed as of the
date first written above:


STRICO VININGS, LLC

By:  Stricklin & Co.
     Manager

By: /s/ Joe K. Stricklin                     Series A Preferred Partnership
----------------------------                 Units of Vinings
Name:  Joe K. Stricklin                      Investment Properties, L.P.
Title: Sole General Partner

Address:  6065 Roswell Road                  Number of Units:  470,588
          Atlanta, Georgia  30328
          Attn.:  Bruce C. Bishop            Cash Purchase Price Per Unit: $4.25

          Telephone:  (404) 303-0500         Total Purchase Price:   $2,000,000
          Telecopier: (404) 250-9431




Accepted and agreed as of the
date first written above:


WATTS AGENT, L.P.
                                           Series A Preferred Partnership
                                           Units of Vinings
By:/s/Gilbert H. Watts, Jr.                Investment Properties, L.P.
   --------------------------------
   Name:   Gilbert H. Watts, Jr.
   Title:  Managing Partner

Address:   Mini Warehouses                  Number of Units:  470,588
           1006 Trammel Street
           Dalton, Georgia  30720           Cash Purchase Price:  $4.25
           Attn.:  Gilbert H. Watts, Jr.
                                            Total Purchase Price:   $2,000,000
           Telephone:  (706) 226-3433
           Telecopier: (706) 226-4116




Accepted and agreed as of the
date first written above:


LAWRENCE E. COOPER


Signed:/s/Lawrence E. Cooper                Series A Preferred Partnership
       --------------------                 Units of Vinings
         Lawence E. Cooper                  Investment Properties, L.P.

Address: 1150 Lake Hearn Drive, #650        Number of Units:  235,294
         Atlanta, GA 30342
                                            Cash Purchase Price Per Unit:$4.25
         Telephone:  (404) 705-5050
         Telecopier: (404) 705-5060         Total Purchase Price:   $1,000,000

Accepted and agreed as of the
date first written above:

CHARLES GOETZ

Signed:/s/ Charles Goetz                     Series A Preferred Partnership
--------------------------                   Units of Vinings
       Charles Goetz                         InvestmentProperties, L.P.

Address: 567 Grammercy                       Number of Units:  47,059
         Marietta, GA  30068
                                             Cash Purchase Price:  $4.25

         Telephone: (770) 393-0909           Total Purchase Price:  $200,000
         Telecopier:



Accepted and agreed as of the
date first written above:


SYLCO, L.P.

By: Lake Hearn Associates,
    General Partner

/s/ Lawrence E. Cooper
----------------------------------
Name:  Lawrence E. Cooper                    Series A Preferred Partnership
Title: President                             Units of Vinings
                                             Investment Properties, L.P.

Address: 1150 Lake Hearn Drive, #650         Number of Units: 117,647
         Atlanta, GA  30342
                                             Cash Purchase Price Per Unit: $4.25
         Telephone: (404) 705-5050
         Telecopier: (404) 705-5060          Total Purchase Price:   $500,000



Accepted and agreed as of the
date first written above:


ROBERT AND STEPHANIE CANTIZANO, JTWRS


/s/Robert Cantizano and Stephanie Cantizano Series A Preferred Partnership ------------------------------------------- Units of Vinings
Name:  Robert Cantizano and                  Investment Properties, L.P.
Stepahanie Cantizano
                                             Number of Units:   17,647

Address: 3809 Wexford Drive                  Cash Purchase Price: $4.25
         Kensington, MD  20895
                                             Total Purchase Price:   $75,000.00

         Telephone:
         Telecopier:




Accepted and agreed as of the
date first written above:


STEPHANIE A. REED

Signed:/s/ Stephanie A. Reed                 Series A Preferred Partnership
--------------------------                   Units of Vinings
          Stepahnie A. Reed                  InvestmentProperties, L.P.

Address: 88 Parkside                         Number of Units:  11,764
         Marietta, GA  30068
                                             Cash Purchase Price:  $4.25

         Telephone:                          Total Purchase Price:  $50,000
         Telecopier: